RigNet Update September 2019 Enabling Intelligence. Delivering Results. Exhibit 99.1

Forward-looking statements and non-gaap measures Certain statements made in this presentation may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 — that is, statements related to the future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as "anticipate," "believe," "intend, “will”, "expect," "plan" or other similar words. Forward-looking statements in this presentation include, without limitation, statements regarding the timing of the closing of future acquisitions, if at all, or the benefits provided by such acquisitions, and margin expectations in our businesses. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. Factors that could cause actual results to differ materially from those contemplated in our forward-looking statements include, among others: adverse changes in economic conditions in the markets we operate; the extent, timing and overall effects of competition in our industry; the impact of new, emerging or competing technologies; material changes in the communications industry that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; unfavorable results of litigation or intellectual property infringement claims asserted against us; unanticipated increases or other changes in our future cash requirements; the effects of federal and state legislation, and rules and regulations governing the communications industry; the impact of equipment failure, natural disasters or terrorist acts; and those additional factors set forth under the caption “Risk Factors” and other factors described in our filings with the SEC, including under the section “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Form 10-K for the fiscal period December 31, 2018, which is incorporated by reference herein. RigNet undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. In addition to U.S. GAAP financials, this presentation includes certain non-GAAP financial measures. These non-GAAP measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. Definitions of these non-GAAP measures and reconciliations between certain GAAP and non-GAAP measures are included in the appendix to this presentation.

RigNet at a Glance > 50 Countries > 600 Employees $117.8 MM 1H19 Revenue > 10,000 IoT/SCADA Sites > $37 MM SI Project Backlog > 1,350 Global MCS Sites Enhanced Cybersecurity Including Cyphre Intelie LIVE Real-Time Machine Learning

RigNet’s Strategic Transformation 2016 2018 Move Up the Stack Expand Across Energy Value Chain Acquire New Capabilities Build Scale Fix and Grow SI Enter New Verticals Built for the Future of Remote Communications

RigNet’s Evolving Business Mix Steadily growing contribution from Apps & IoT 11.9% CAGR of contribution from 1Q16 to 2Q19 Continued growth expected driven largely by Intelie Improved performance of SI segment contributing to more opportunities and more revenue MCS segment lower as a percentage of total revenue, but relatively stable and tied to oil and gas recovery % of Quarterly Revenue

2Q19 and Half Year 2019 Financial Highlights: Solid Performance Total Revenues Segment* Operating Income Gross Margin** Adjusted EBITDA** 2Q19 vs. 2Q18 HY 19 HY 18 $60,332 $12,138 39.5% $9,775 +0.5% +15% -10 bps +21% $117,842 $19,549 38.1% $18,161 4% +5% -50 bps +17% $ Thousands * Segments defined as MCS, Apps/IoT, SI ** Note: See Appendix for definitions and calculation of Adjusted EBITDA and Gross Margin Strong performance on Revenues, Operating Income and Adjusted EBITDA

RigNet's Three Complimentary Business Segments

$ Thousands

Segment* Revenues

Segment	2Q19	vs. 2Q18	Segment Strategy
Apps & IoT (Apps: Intelie, a RigNet company; IoT & SCADA: Cyphre, a RigNet company)	$8,005	$6,576	Move up stack to deliver higher-value solutions across many verticals
Systems Integration	$11,122	$11,719	Increase win rate, manage risk, and expand margins
Managed Communication Services	$41,205	$41,712	Build scale, leverage efficiencies & bundle with Apps & IoT for pull-through

* *Segments defined as MCS, Apps/IoT, SI*

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Enabling Intelligence. Delivering Results.

RigNet

Current Market Dynamics Equity market uncertainty driven by US/China trade war, BREXIT, and global recession concerns Continued energy sector volatility, particularly offshore Slowly increasing rig utilization, but a long way to go Strong pipeline of large energy projects including LNG and FPSOs Continued cost and margin pressures driving operators’ and service companies’ critical need to digitally transform Increasing technological sophistication of assets and crew welfare drawing more bandwidth Energy companies and infrastructure under ubiquitous cyber threat Real-time machine learning coming of age

Managed Communications Services (MCS) 1,051 1,175 1,171 1,199 1,350 +7% Year on Year 72% of FY 2018 revenues; 36-40% margins End-to-end service assuring maximum uptime, reliability and security that enables: Fully-managed voice and data networks Video surveillance and collaboration Real-time operational monitoring Data protection (Cyphre) Machine learning (Intelie) Own and install communications infrastructure Satellite backhaul with L, C, Ka, and Ku bands, fiber, microwave, cellular, and cellular Bundling Intelie and Cypher with MCS beginning to create competitive advantage with customers Demand for MCS Increasing Value added services and applications More connected devices in more locations Secure environments enabling more data at more sites More real-time data with actionable intelligence 1,297 1,323 1,360 1,384

MCS Segment Dynamics

Jackup Market Utilization (all classes)


Utilization (%)
90
70
50
82
73
01-15
01-16
01-17
01-18
01-19
Marketed Util %
Total Util %

Floater Market Utilization (all classes)


Utilization (%)
90
70
50
81
66
01-15
01-16
01-17
01-18
01-19
Marketed Util %
Total Util %

Source: SpareBank1 Markets; Evercore ISI

- Both jackup and floater utilization continue to increase
  - Modern jackup marketed utilization has increased to 89%
  - Marketed utilization for mid- and shallow water floaters has increase to 88%
- RigNet continues to secure business in a challenging business environment

VALARIS — Multi-year renewal of business with Valaris (formerly EnscoRowan)

Borr Drilling — Multi-year exclusive provider to Borr's high-spec, modern jackup fleet

BR PETROBRAS — In the past year, RigNet has won 10 FPSOs in Brazil, an important and growing market

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Enabling Intelligence. Delivering Results.

RigNet

Systems Integration (SI) 17% of FY 2018 Revenues $37 million in project backlog as of 6/30/19 Fully-managed turnkey capital integration projects Voice and data communications, radio, safety, and security subsystems Early Works and Permanent Plant systems/infrastructure Delivering SI solutions for more than 40 years with over 160 executed projects globally Onshore and Offshore – for new and existing assets Platforms, FPSOs, Refineries, LNG and Ethane Cracker facilities Margin expansion opportunities as we focus on efficiencies and improved project management (mid-20% - 30%+ depending on project) Successfully converting projects into recurring revenue business EPCs Operators

RigNet's Apps & IoT: a rapidly growing segment

- Apps & IoT is currently RigNet's fastest growing segment
- Positioned to become the growth engine of the company; not reliant upon MCS growth
- Competitively distinctive
- 11% of FY 2018 revenues; margins at ~45% - 50%


Apps & IoT Revenue Growth
$ million
30
25
20
15
10
5
0
+140%
+65%
6.5
15.6
25.7
2016
2017
2018

Solutions

- One of the largest IoT/SCADA footprints in North America operating SkyEdge I and SkyEdge II
- Global leader in SCADA M2M traffic
- Solutions **harness** and **protect** mission-critical **information** to **enhance** business performance :
  - **Intelie** collects and analyzes operational data to drive real-time mission-critical decisions that optimize business performance
  - **Cyphre**©, with BlackTIE ® Technology, provides best-in-class data protection and cybersecurity
  - **Adaptive Video Intelligence (AVI)** uses lower bandwidth to stream high-quality video content
  - **CrewConnect™** portfolio provides internet and infotainment services to crews in remote locations
  - **MetOcean Systems** provide accurate, reliable weather data

12 *Enabling Intelligence. Delivering Results.* RigNet

Cybersecurity: RigNet's ECS Protects Critical Infrastructure

Global Energy Industry Cyberattacks


RoW
Middle East
North America

350 incidents direct at energy companies between 2011- 2015

RigNet's ECS Intervention in Sample Customer (# incidents)


3000
2500
2000
1500
1000
500
0
2395
RigNet SOC handled w/o customer
1395
1477
1437
1675
1580
Direct customer help to stop attack
20
55
108
62
94
90
January
February
March
April
May
June

BitSight scores are a standard measure of network security


BitSight Rating
800
700
600
500
400
300
RigNet
740
Advanced
Intermediate
Average of Top 2 Global Field Services
597
Average of Top 3 Energy LTE Providers (excluding RigNet)
391
Basic
Average of Top 3 Energy VSAT Providers (excluding RigNet)
313

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Enabling Intelligence. Delivering Results.

RigNet

Commercializing Intelie LIVE Platform for real-time, advanced analytics “Intelie is to real-time, machine learning what Excel is to financial analysis” Safety/Environment Operations Non-Energy Energy Hourly/daily sales predictions 2010 ATM fraud detection 2010 Mud weight prediction in pre-salt 2013 Planning Basic Well Design 2016 Maritime vessel fuel prediction, fuel loss prevention 2015 Drilling ROP prediction 2016 Emissions monitoring and prediction 2016 Drilling NPT reduction/ problem insight 2016 Drilling safety enhancement 2018 Pressure pumping monitoring and maintenance 2018 Drillship DP monitoring 2018 People and asset tracking 2018 BOP negative pressure testing 2018 Car rental monitoring 2013 Manufacturing utilities monitoring and optimization 2019 Plus: Multiple additional Super-majors Major onshore pressure pumping company Non-energy companies SEEDS Drilling, Workover & Completion 2017 Well Barrier 2018 Not comprehensive

Digital transformation strategies driving increased need for “ultra-secure” bandwidth and actionable intelligence Unique, holistic, end-to-end solutions provider with a growing portfolio of advanced technology & software, services, and expertise Leading position in oil and gas with growing presence in other verticals Global footprint with expanding universe of significant long-term, regional partnerships Increasing revenues and EBITDA margins Focus on deleveraging and strengthening balance sheet RigNet delivers the advanced software, optimized industry solutions, and ultra-secure communications infrastructure that allows the oil and gas industry, and others, to finally realize the business results of digital transformation. RigNet: Well-Positioned for Further Success

15115 Park Row, Suite 300 | Houston, TX 77084 | USA www.rig.net NASDAQ: RNET Investor Contact: Lee M. Ahlstrom SVP & CFO 281.674.0100

RigNet Non-GAAP Reconciliation Adjusted EBITDA Adjusted EBITDA is a financial measure that is not calculated in accordance with generally accepted accounting principles, or GAAP.  We refer you to the Company’s recent 10-K filing for the year ended December 31, 2018 for a more detailed discussion of the uses and limitations of Adjusted EBITDA. We define Adjusted EBITDA as net loss plus interest expense, income tax expense (benefit), depreciation and amortization, impairment of goodwill, intangibles, property, plant and equipment, (gain) loss on sales of property, plant and equipment, net of retirements, change in fair value of earn-outs and contingent consideration, stock-based compensation, acquisition costs, executive departure costs, restructuring charges and non-recurring items.  Gross Margin We define Gross Margin for any period as the difference between Revenues and Costs of Revenues (excluding Depreciation and Amortization); that difference divided by Revenues.

Executive Management Steve Pickett CEO & President Joined May 2016 Brendan Sullivan Chief Technology/ Information Officer Joined May 2017 Brad Eastman SVP, General Counsel Joined November 2017 Jay Hilbert SVP, Global Sales Joined November 2016 Ed Traupman VP/GM, Products & Services Joined November 2016 Egbert Clarke VP, Operations Joined July 2017 Lance Smith VP, Cyphre Joined May 2017 Lelio Souza VP, Intelie Joined March 2018 Jackson Markley VP, Corporate Development Joined June 2018 Lee M. Ahlstrom SVP & CFO Joined August 2018 Keith Frederick Chief Information Security Officer Joined November 2017 Jamie Barnett Rear Admiral USN (Retired) SVP, Government Services Joined January 2019

OIL & GAS DRILLING OIL & GAS OPERATORS CONTRACTORS SERVICE COMPANIES OTHER RigNet Major Global Customers

RigNet’s Apps & IoT: Why Invest?

Addressable Digital Oilfield Market

Significant scale: “…the digital oilfield market is poised to surpass US $30.7 billion by 2020, with a compound annual growth rate (CAGR) of 5% from 2015.”[1]

Customer Value

Fewer people: “… the changes could reduce the number of jobs [done by a well logger] by more than 25%...”[2]

Better decisions: “what we’re trying to do is help the people who make the decisions to make those decisions with additional support from the intelligence that we’ve created.”[3]

Lower costs: “The company’s production unit … has reduced its noncontractor workforce by 40%, largely through technology updates, and has cut lease operating expenses 48% since 2014.…”[2]

Opportunity for Savings in Upstream Alone is Significant[4]


EXHIBIT 1 | Digital Can Unlock Significant Value in Upstream Activities
EXPLORATION
FIELD DEVELOPMENT
DRILLING[1]
OPERATIONS/ PRODUCTION
• Accelerate interpretation with machine learning
• Optimize field architecture with smart and integrated modeling
• Synchronize project build using digital twins and building information modeling
• Optimize for constructability and cost
• Achieve faster well delivery with closed-loop automation
• Improve well design using data analytics
• Optimize production with real-time data and advanced models enabled by industrial Internet of Things
• Improve uptime using predictive maintenance and digital twins
50%–60%
Reduction in data interpretation time and cost
Up to 70%
Reduction in engineering hours plus higher-value field concepts
20%–30%
Faster well delivery and more productive wells
3%–5%
Increased production[2]
20%–40%
Reduced maintenance cost
Source: BCG project experience and analysis.
[1]Drilling covers exploration and appraisal and development/infill drilling.
[2]Assuming marginal value of $50 per additional barrel.

1 https://www.ogj.com/articles/ogfj/print/volume-14/issue-9/features/the-next-generation-digital-oilfield.html
2 https://www.wsj.com/articles/oils-new-technology-spells-end-of-boom-for-roughnecks-1531233085
3 https://www.forbes.com/sites/bernardmarr/2019/01/18/the-incredible-ways-shell-uses-artificial-intelligence-to-help-transform-the-oil-and-gas-giant/#29c278392701
4 https://www.bcg.com/publications/2019/digital-value-oil-gas.aspx

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Enabling Intelligence. Delivering Results.
RigNet

RigNet’s Cyphre

a RigNet company

Cyphre Enterprise Channel Partners:

AT&T

Singtel

عرب سات ARABSAT

Channel partners reselling Cyphre in USA, AsiaPacific, and MENA

RigNet’s Cyphre technology delivers next generation network and data security

- Unique, fully-managed service providing powerful encryption for data in-transit, data at-rest, and encryption keys
- Delivers best-in-class encryption on all network types (satellite, public internet, private WAN, cloud, etc.)
- In satellite applications, hardware solution saves ~20 - 40% bandwidth over traditional software encryption solutions with ultra-low latency
- Always-on protection with “set and forget” administration
- No switching costs; easily integrated into existing data protection technologies

Cyphre Products:


CyphreKey
management
CyphreCERT
CyphreLINK
CyphreLOCK

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Enabling Intelligence. Delivering Results.

RigNet